                          MONTHLY NOTEHOLDERS STATEMENT

                           M&I AUTO LOAN TRUST 2002-1

                       Class A1 1.77% Asset Backed Notes
                       Class A2 1.95% Asset Backed Notes
                       Class A3 2.49% Asset Backed Notes
                       Class A4 3.04% Asset Backed Notes
                        Class B 3.52% Asset Backed Notes

DISTRIBUTION DATE:  April 21, 2003
MONTHLY PERIOD:     March, 2003

Under the Sales and Servicing Agreement dated as of October 10, 2002 among Marshall & Ilsley Bank as servicer and Marshall & Ilsley Auto Receivables LLC, as seller, Marshall & Ilsley Auto Trust 2002-1 as issuer and the Bank One, National Association as indenture trustee, the Servicer is required to prepare certain information each month regarding current distributions to Noteholders and the performance of the Trust during the previous month. The information that is required to be prepared with respect to the Distribution Date and Monthly Period listed above is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Note, and certain other information is presented upon the aggregate amounts for the Trust as a whole.

A. Information Regarding the Current Monthly Distribution

1. Notes

            (A)     The aggregate amount of the
                    distribution with respect to:

                       Class A-1 Notes                 22,107,947.68
                       Class A-2 Notes                    198,250.00
                       Class A-3 Notes                    394,250.00
                       Class A-4 Notes                    172,741.67
                         Class B Notes                     34,650.00

            (B)     The amount of the distribution
                    set forth in paragraph A.1 (A)
                    above in respect of interest on:

                       Class A-1 Notes                     57,105.57
                       Class A-2 Notes                    198,250.00
                       Class A-3 Notes                    394,250.00
                       Class A-4 Notes                    172,741.67
                         Class B Notes                     34,650.00

            (C)     The amount of the distribution
                    set forth in paragraph A.1 (A)
                    above in respect of principal on:

                       Class A-1 Notes                 22,050,842.11
                       Class A-2 Notes                         (0.00)
                       Class A-3 Notes                             -
                       Class A-4 Notes                             -
                         Class B Notes                             -

                          MONTHLY NOTEHOLDERS STATEMENT

                           M&I AUTO LOAN TRUST 2002-1

                       Class A1 1.77% Asset Backed Notes
                       Class A2 1.95% Asset Backed Notes
                       Class A3 2.49% Asset Backed Notes
                       Class A4 3.04% Asset Backed Notes
                        Class B 3.52% Asset Backed Notes

DISTRIBUTION DATE: April 21, 2003
MONTHLY PERIOD:    March, 2003

          (D)      The amount of the distribution
                   set forth in paragraph A.1 (A)
                   above per $1,000 interest in:

                       Class A-1 Notes                  166.22517053
                       Class A-2 Notes                    1.62500000
                       Class A-3 Notes                    2.07500000
                       Class A-4 Notes                    2.53333338
                         Class B Notes                    2.93333333

          (E)      The amount of the distribution
                   set forth in paragraph A.1 (B)
                   above per $1,000 interest in:

                       Class A-1 Notes                    0.42936519
                       Class A-2 Notes                    1.62500000
                       Class A-3 Notes                    2.07500000
                       Class A-4 Notes                    2.53333338
                         Class B Notes                    2.93333333

          (F)      The amount of the distribution
                   set forth in paragraph A.1 (C)
                   above per $1,000 interest in:

                       Class A-1 Notes                  165.79580534
                       Class A-2 Notes                   (0.00000000)
                       Class A-3 Notes                             -
                       Class A-4 Notes                             -
                         Class B Notes                             -

B. INFORMATION REGARDING THE PERFORMANCE OF THE TRUST

1.  Pool Balance and Note Principal Balance

      (A) The Pool Balance at the close
          of business on the last day of
          the Monthly Period:                         415,473,607.09

                          MONTHLY NOTEHOLDERS STATEMENT

                           M&I AUTO LOAN TRUST 2002-1

                           Class A1 1.77% Asset Backed Notes
                           Class A2 1.95% Asset Backed Notes
                           Class A3 2.49% Asset Backed Notes
                           Class A4 3.04% Asset Backed Notes
                            Class B 3.52% Asset Backed Notes

DISTRIBUTION DATE:  April 21, 2003
MONTHLY PERIOD:     March, 2003

        (B)         The aggregate outstanding principal
                    amount of each Class of Notes after
                    giving effect to payments allocated
                    to principal as set forth in paragraph
                    A.1 (C) above with respect to:

                           Class A-1 Notes                 14,245,071.57
                           Class A-2 Notes                122,000,000.00
                           Class A-3 Notes                190,000,000.00
                           Class A-4 Notes                 68,187,500.00
                             Class B Notes                 11,812,500.00


        (C)         The Note Pool Factor for each Class of
                    Notes after giving affect to the
                    payments set forth in paragraph A.1 (C)
                    above with respect to:

                           Class A-1 Notes                    0.10710580
                           Class A-2 Notes                    1.00000000
                           Class A-3 Notes                    1.00000000
                           Class A-4 Notes                    1.00000000
                             Class B Notes                    1.00000000


        (D)         The amount of aggregate Realized
                    Losses for the preceding Monthly
                    Period:                                    34,001.32

        (E)         The aggregate Purchase Amount for
                    all Receivables that were repurchased
                    in the Monthly Period:                             -


2. Servicing Fee

                    The aggregate amount of the Servicing
                    Fee paid to the Servicer with respect
                    to the preceding Monthly Period           181,695.53

3. Payment Shortfalls

        (A)         The amount of the Noteholders' Interest
                    Carryover Shortfall after giving effect
                    to the payments set forth in paragraph
                    A.1 (B) above with respect to:



                           Class A-1 Notes                             -
                           Class A-2 Notes                             -
                           Class A-3 Notes                             -
                           Class A-4 Notes                             -
                             Class B Notes                             -

                          MONTHLY NOTEHOLDERS STATEMENT

                           M&I AUTO LOAN TRUST 2002-1

                           Class A1 1.77% Asset Backed Notes
                           Class A2 1.95% Asset Backed Notes
                           Class A3 2.49% Asset Backed Notes
                           Class A4 3.04% Asset Backed Notes
                            Class B 3.52% Asset Backed Notes

DISTRIBUTION DATE:  April 21, 2003
MONTHLY PERIOD:     March, 2003

        (B)         The amount of the Noteholders' Interest
                    Carryover Shortfall set forth in paragraph
                    3(A) above per $1,000 interest with
                    respect to:

                           Class A-1 Notes                             -
                           Class A-2 Notes                             -
                           Class A-3 Notes                             -
                           Class A-4 Notes                             -
                             Class B Notes                             -


4

        (A)         The aggregate amount of collections
                    by the Servicer during the preceding
                    Monthly Period:                        23,157,837.07

        (B)         The aggregate amount which was
                    received by the Trust from the
                    Servicer during the Monthly Period:    22,976,141.54

        (C)         The number of Receivables that are
                    delinquent for:
                                30-59 days                            67
                                60-89 days                            13
                           90 or more days                            15
            Repossessed Autos in Inventory                            17

M&I Auto Loan Trust 2002-1                                                Page 1
Monthly Servicing Report

Distribution Date                   April 21, 2003                                                Closing Date:     October 10, 2002
Collection Period Begin Date:        March 1, 2003                                  Previous Distribution Date:       March 20, 2003
Collection Period End Date:         March 31, 2003                         Previous Collection Period End Date:    February 28, 2003

------------------------------------------------------------------------------------------------------------------------------------
A. Initial Bond Characteristics                    Cutoff Balance    Coupon        Accrual    Legal Final Maturity       CUSIP
                                                                                  Calendar
------------------------------------------------------------------------------------------------------------------------------------
I.  Class A-1 Notes                                $133,000,000.00       1.770%   Actual/360     October 20, 2003      55255PAF7
ii  Class A-2 Notes                                $122,000,000.00       1.950%     30/360          July 20, 2005      55255PAG5
iii Class A-3 Notes                                $190,000,000.00       2.490%     30/360       October 22, 2007      55255PAH3
iv  Class A-4 Notes                                $ 68,187,500.00       3.040%     30/360       October 20, 2008      55255PAJ9
v   Class B Notes                                  $ 11,812,500.00       3.520%     30/360     September 21, 2009      55255PAK6
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
B. Bond Balances                     Balance as of              % of Original Balance       Unpaid Interest     Unpaid Interest
                              03/20/2003      04/21/2003       03/20/2003     04/21/2003        03/20/2003          04/21/2003
------------------------------------------------------------------------------------------------------------------------------------
I.  Class A-1 Notes        $ 36,295,913.68   $ 14,245,071.57      27.29%         10.71%                   -                   -
ii  Class A-2 Notes        $122,000,000.00   $122,000,000.00     100.00%        100.00%                   -                   -
iii Class A-3 Notes        $190,000,000.00   $190,000,000.00     100.00%        100.00%                   -                   -
iv  Class A-4 Notes        $ 68,187,500.00   $ 68,187,500.00     100.00%        100.00%                   -                   -
v   Class B Notes          $ 11,812,500.00   $ 11,812,500.00     100.00%        100.00%                   -                   -
------------------------------------------------------------------------------------------------------------------------------------

M&I Auto Loan Trust 2002-1                                                Page 2
Monthly Servicing Report


Distribution Date                   April 21, 2003                                             Closing Date:  October 10, 2002
Collection Period Begin Date:        March 1, 2003                               Previous Distribution Date:    March 20, 2003
Collection Period End Date:         March 31, 2003                      Previous Collection Period End Date: February 28, 2003


-----------------------------------------------------------------------------------------------------------------------------------
C.   Reserve Account

----------------------------------------------------------------------------------------------------------------------------------
I.   Initial Reserve Deposit                                                       $2,431,305.00
ii   Reserve Account Deposits for Prefunding                                               $0.00
iii  Beginning of Period Reserve Balance (Including Prefunding Deposits)           $2,624,940.86
iv   Specified Reserve Account Percent                                                      0.50% of Aggregate Loans Purchased
v    Specified Reserve Account Floor                                                       $0.00
vi   Specified Reserve Account Balance                                             $2,624,940.86
vii  Reserve Account Release                                                               $0.00
viii Reserve Account Draws                                                                 $0.00
ix   Reserve Account Deposits                                                              $0.00
x    End of Period Reserve Balance                                                 $2,624,940.86
xi   Outstanding Simple Interest Advances                                             $46,289.15

----------------------------------------------------------------------------------------------------------------------------------
D.   Pre-Funding Account

-------------------------------------------------------------------------------
I.   Pre-Funding Amount %                                                17.57%
ii   Pre-Funding Transfer Amount                                $92,217,688.56
iii  Pre-Funding Account Balance                                         $0.00
iv   Investment Earnings and Income on funds in deposit                  $0.00
     in the Pre-Funding Account during the collection period

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
E.   Servicing

-------------------------------------------------------------------------------
I.   Servicing Fee Percentage                                             0.50%
ii   Beginning of Period Servicing Shortfall                              0.00
iii  End of Period Servicing Shortfall                                    0.00
--------------------------------------------------------------------------------

M&I Auto Loan Trust 2002-1                                                Page 3
Monthly Servicing Report

Distribution Date                   April 21, 2003                                             Closing Date:  October 10, 2002
Collection Period Begin Date:        March 1, 2003                               Previous Distribution Date:    March 20, 2003
Collection Period End Date:         March 31, 2003                      Previous Collection Period End Date: February 28, 2003


------------------------------------------------------------------------------------------------------------------------------------
F. Portfolio Characteristics                     Initial Balance    Prefunding    Adjusted Initial           Balance as of
                                                    10/04/2002      11/15/2002        Balances        02/28/2003       03/31/2003
------------------------------------------------------------------------------------------------------------------------------------
I.  Principal Balance                            $432,770,483.68  $92,217,688.56  $524,988,172.24  $436,069,283.90  $415,473,607.09
ii  Number of Contracts                                   32,439           5,706           38,145           34,440           33,452
iii Weighted Average Coupon (WAC)                           7.32%           6.77%            7.22%            7.21%            7.20%
iv  Weighted Average Original Term                         59.64           60.04            59.71            59.74            59.76
v   Weighted Average Remaining Term                        50.24           58.22            51.64            47.79            46.94
vi  Weighted Average Seasoning                              9.40            1.82             8.07            11.95            12.82
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------
F. Portfolio Characteristics                     % of Adjusted Initial Balances as of
                                                    02/28/2003          03/31/2003
--------------------------------------------------------------------------------------
I.  Principal Balance                                   83.06%               79.14%
ii  Number of Contracts                                 90.29%               87.70%
iii Weighted Average Coupon (WAC)
iv  Weighted Average Original Term
v   Weighted Average Remaining Term
vi  Weighted Average Seasoning
--------------------------------------------------------------------------------------

M&I Auto Loan Trust 2002-1                                                Page 4
Monthly Servicing Report

Distribution Date                   April 21, 2003                                                Closing Date:      August 30, 2001
Collection Period Begin Date:        March 1, 2003                                  Previous Distribution Date:       March 20, 2003
Collection Period End Date:         March 31, 2003                         Previous Collection Period End Date:    February 28, 2003

------------------------------------------------------------------------------------------------------------------------------------
G.1 Portfolio Performance                      # of                 % of # of               Principal           % of Principal
                                             Contracts              Contracts                Balance                Balance
                                      02/28/2003  03/31/2003  02/28/2003  03/31/2003  02/28/2003  03/31/2003  02/28/2003  03/31/2003
------------------------------------------------------------------------------------------------------------------------------------
I.  30-59 Days Delinquent                 65          67         0.19%       0.20%    637,938.62  694,410.80     0.15%       0.17%
ii  60-89 Days Delinquent                 21          13         0.06%       0.04%    263,772.90  150,044.18     0.06%       0.04%
iii 90-119 Days Delinquent                 9          15         0.03%       0.04%     87,091.63  194,012.34     0.02%       0.05%
iv  120+ Days Delinquent                   1           0         0.00%       0.00%      1,274.62        0.00     0.00%       0.00%
v   Repo in Inventory (Charged-Off)       11           6         0.03%       0.02%    165,412.37   84,839.09     0.04%       0.02%
vi  Repo in Inventory (Not Charged-Off)    6          11         0.02%       0.03%    105,055.15  180,024.23     0.02%       0.04%
vii Gross Charge-Offs in Period           11          13         0.03%       0.04%    154,517.68   79,279.34     0.04%       0.02%
------------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
G.2 Ratios                                           Ratio
                                    01/31/2003       02/28/2003     03/31/2003               3 Month Average
-------------------------------------------------------------------------------------------------------------
I.  Net Loss Ratio                           0.41%         0.37%          0.10%                        0.29%
ii  Delinquency Ratio                        0.07%         0.08%          0.08%                        0.08%
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
H. Portfolio Charge-Offs                                   Dollar Amount       % of Adjusted Initial Balances
                                                 02/28/2003     03/31/2003        02/28/2003     03/31/2003
-------------------------------------------------------------------------------------------------------------
I.  Gross Charge-Offs in Period                  $154,517.68    $ 79,279.34            0.029%         0.015%
ii  Cumulative Gross Charge-Offs                 $318,181.02    $397,460.36            0.061%         0.076%
iii Net Losses in Period                         $137,449.21    $ 34,001.32            0.026%         0.006%
iv  Cumulative Net Losses                        $298,648.41    $332,649.73            0.057%         0.063%
-------------------------------------------------------------------------------------------------------------

M&I Auto Loan Trust 2002-1                                                Page 5
Monthly Servicing Report

Distribution Date                   April 21, 2003                                                Closing Date:     October 10, 2002
Collection Period Begin Date:        March 1, 2003                                  Previous Distribution Date:       March 20, 2003
Collection Period End Date:         March 31, 2003                         Previous Collection Period End Date:    February 28, 2003

--------------------------------------------------------------------------------
I. Pool Collections

--------------------------------------------------------------------------------
I.   Borrower Interest Collections                                 2,549,872.43
ii   Borrower Principal Collections                               20,504,454.15
iii  Net Liquidation Proceeds                                         11,943.32
iv   Recoveries                                                       45,278.02
v    Simple Interest Advance                                          46,289.15
vi   Repurchase Amounts (Interest)                                            -
vii  Repurchase Amounts (Principal)                                           -
viii Total Interest Collections                                    2,596,161.58
ix   Total Principal Collections                                 $20,561,675.49
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
J. Pool Balance Reconciliation

--------------------------------------------------------------------------------
I.   Beginning Pool Balance                                      436,069,283.90
ii   Additional Fundings                                                      -
iii  Pool Balance Reductions from Principal Collections           20,516,397.47
iv   Gross Charge-Offs in Period                                      79,279.34
v    Ending Pool Balance                                         415,473,607.09
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
K. Total Available

--------------------------------------------------------------------------------
I.   Total Pool Collections                                       23,157,837.07
ii   Pre-Funding Account Income                                               -
iii  Pre-Funding Account Release                                              -
        Reserve Account Balance                     2,624,940.86              -
        Specified Reserve Account Amount            2,624,940.86              -
                                                   -------------
iv   Reserve Account Release                                  -               -
v    Reserve Account Draw                                                     -
vi   Collected Funds                                              23,157,837.07
--------------------------------------------------------------------------------

M&I Auto Loan Trust 2002-1                                               Page 6
Monthly Servicing Report

Distribution Date                   April 21, 2003                                        Closing Date:      October 10, 2002
Collection Period Begin Date:        March 1, 2003                          Previous Distribution Date:        March 20, 2003
Collection Period End Date:         March 31, 2003                 Previous Collection Period End Date:     February 28, 2003


-------------------------------------------------------------------------------------------------------------------
L. Waterfall                                        Calculation       Amount Due         Amount       Amount Paid
                                                       Steps                         Available for
                                                                                      Distribution
-------------------------------------------------------------------------------------------------------------------
I.  Reimbursement of Outstanding Simple Interest
    Advances                                       $         0.00   $    68,302.19   23,157,837.07       68,302.19

        Servicing Fee                                  181,695.53
        Previous Servicing Fee Shortfall                     0.00
                                                   ==============
ii  Total Servicing Fee                            $   181,695.53   $   181,695.53   23,089,534.88      181,695.53
iii Class A Notes Interest Distribution                                 822,347.24   22,907,839.35      822,347.24
iv  Class B Notes Interest Distribution            $         0.00        34,650.00   22,085,492.11       34,650.00
v   Reserve Fund Deposit                           $         0.00   $         0.00   22,050,842.11               -
        a) Previous Class A-1 Notes                $36,295,913.68   $         0.00               -               -
        b) Previous Note Balance - Pool Balance    $12,822,306.59   $         0.00               -               -
    X.) MAX of a) and b)                           $36,295,913.68   $         0.00               -               -
vi  Regular Principal Distribution                 $36,295,913.68    36,295,913.68   22,050,842.11   22,050,842.11
vii Release to Seller                                                            -               -               -
-------------------------------------------------------------------------------------------------------------------

M&I Auto Loan Trust 2002-1                                                Page 7
Monthly Servicing Report

Distribution Date                   April 21, 2003                                        Closing Date:      October 10, 2002
Collection Period Begin Date:        March 1, 2003                          Previous Distribution Date:        March 20, 2003
Collection Period End Date:         March 31, 2003                 Previous Collection Period End Date:     February 28, 2003


------------------------------------------------------------------------------------------------------------------------------------
M. Bond Interest Distributions    Coupon   Number of Days    Current    Previous     Accrued     Total Bond   Total Bond  Interest
                                           in Pay Period    Interest    Interest   Interest on    Interest     Interest   Shortfall
                                                                        Shortfall   Interest        Due          Paid
                                                                                    Shortfall
------------------------------------------------------------------------------------------------------------------------------------
   Total Class A Notes                                     $822,347.24       0.00         0.00   822,347.24   822,347.24       0.00
   Class A-1 Notes                1.770%         32        $ 57,105.57       0.00         0.00    57,105.57    57,105.57       0.00
   Class A-2 Notes                1.950%         30        $198,250.00       0.00         0.00   198,250.00   198,250.00       0.00
   Class A-3 Notes                2.490%         30        $394,250.00       0.00         0.00   394,250.00   394,250.00       0.00
   Class A-4 Notes                3.040%         30        $172,741.67       0.00         0.00   172,741.67   172,741.67       0.00
   Class B Notes                  3.520%         30        $ 34,650.00       0.00         0.00    34,650.00    34,650.00       0.00
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
N. Bond Principal Distributions

--------------------------------------------------------------------------------
   Priority Principal Distribution                                            -
   Regular Principal Distribution                                 22,050,842.11
                                                                 ===============
   Total Principal Distribution                                   22,050,842.11
                                                                              0

   Class A-1 Notes Principal Distribution                         22,050,842.11
   Class A-2 Notes Principal Distribution                                  0.00
   Class A-3 Notes Principal Distribution                                  0.00
   Class A-4 Notes Principal Distribution                                  0.00
   Class B Notes Principal Distribution                                    0.00
--------------------------------------------------------------------------------